UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 23, 2005


                               PLIANT CORPORATION
                               -------------------
               (Exact name of company as specified in its charter)


             Utah                      333-40067               87-0496065
 ----------------------------   ------------------------  ----------------------
 (State or other jurisdiction   (Commission file number)      (IRS Employer
                                    of incorporation)     Identification Number)


                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)

                                 (847) 969-3300
                (Company's telephone number, including area code)

                                      N.A.
          (Former name or former address if changed since last report)

ITEM 8.01. Other Events

On November 23, 2005, Standard & Poor's Ratings Services announced that it had downgraded ratings on Pliant Corporation. The press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statement and Exhibits

(c) The following items are included as Exhibits to this report:

99.1 Standard & Poor's Ratings Services Press Release dated November 23, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PLIANT CORPORATION


Date: November 30, 2005               By:  /s/ Harold C. Bevis
                                           -----------------------------------
                                           Harold C. Bevis
                                           President and Chief Executive Officer